Exhibit 10.10.1

                             AMENDMENT NO. 1 TO THE
                                RIGHTS AGREEMENT

            Amendment No. 1, dated as of March 8, 2002 (this "Amendment"), to the Rights Agreement, dated as of January 26, 2000 (the "Rights Agreement"), between John Hancock Financial Services, Inc., a Delaware corporation (the "Company"), and EquiServe Trust Company, N.A., a national banking association (the "Rights Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the same meanings as those set forth in the Rights Agreement.

            WHEREAS, the Company desires to amend the Rights Agreement in accordance with this Amendment;

            WHEREAS, the Company deems this Amendment to be appropriate and desirable and in the best interests of the holders of Common Stock and has duly approved this Amendment;

            WHEREAS, Section 27 of the Rights Agreement permits the Company to amend the Rights Agreement in the manner provided herein;

            WHEREAS, Section 27 of the Rights Agreement provides that the Rights Agent shall execute this Amendment upon delivery of a certificate from an appropriate officer of the Company which states that this Amendment is in compliance with the terms of Section 27 of the Rights Agreement (the "Officer's Certificate"); and

            WHEREAS, the Officer's Certificate is being delivered to the Rights Agent concurrently with this Amendment.

            NOW, THEREFORE, the Company hereby amends the Rights Agreement as follows:

      1. Amendment to Section 7(b). Section 7(b) is hereby amended by deleting the Purchase Price of "$76.50" and replacing it with "$170.00".

      2. Amendment to Exhibit B. Exhibit B to the Rights Agreement is hereby amended by deleting the Purchase Price of "$76.50" in the first sentence and replacing it with "170.00".

      3. Amendment to Exhibit C. Exhibit C to the Rights Agreement is hereby amended by deleting the Purchase Price of "$76.50" in the first sentence of the second paragraph and replacing it with "170.00".
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      4. No Other Effect. The Rights Agreement shall not otherwise be supplemented or amended by virtue of this Amendment, but shall remain in full force and effect as amended hereby.

      5. Delaware Contract. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed and enforced in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state .

      6. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


            IN WITNESS WHEREOF, the Company and the Rights Agent have executed this Amendment as of the date and year first written above.

Attest:                             JOHN HANCOCK FINANCIAL
                                    SERVICES, INC.

By: ___________________________     By: ___________________________
    Name:                               Name:
    Title:                              Title:


Attest:                             EQUISERVE TRUST COMPANY, N.A.

By: ___________________________     By: ___________________________
    Name:                               Name:
    Title:                              Title: